                                                                    EXHIBIT 10.2


                          AMENDED AND RESTATED

                                  SMTC (HTM)

                          1998 EQUITY INCENTIVE PLAN

                                  ARTICLE I

                                Purpose of Plan

     This Amended and Restated SMTC (HTM) 1998 Equity Incentive Plan (the "Plan") of SMTC Corporation, a Delaware corporation (the "Company"), adopted by the Board of Directors and stockholders of the Company and effective as of September 30, 1999 amends and restates the SMTC (HTM) 1998 Equity Incentive
Plan adopted by the Board of Directors and stockholders of the Company as of July 30, 1999. This Plan is intended to advance the best interests of the Company by providing directors, executive officers and other key employees of the Company and its Subsidiaries who have substantial responsibility for the management and growth of the Company with additional incentives by allowing such employees to acquire an ownership interest in the Company. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933 (the "Securities Act"). The issuance of Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701.

                                  ARTICLE II

                                  Definitions

     For purposes of the Plan the following terms have the indicated meanings:

     "Board" means the Board of Directors of the Company.

     "Cause" means cause as defined in a Participant's written employment agreement with the Company or, if no written employment agreement exists, shall mean (i) a Participant's willful and repeated failure to comply with the lawful directives of the Board or such Participant's supervisory personnel, (ii) any criminal act or act of dishonesty, disloyalty, misconduct or moral turpitude by a Participant that is injurious in any significant respect to the property, operations, business or reputation of the Company or any subsidiary thereof,
(iii) a Participant's failure to exercise good faith efforts to discharge such Participant's assigned duties as an employee, or (iv) material breach by a Participant of his or her written employment agreement (if any) with the Company after notice by the Company and reasonable opportunity to cure.

     "Class A-1 Common Stock" means the Class A-1 Common Stock, $.001 par value per share, of the Company.

     "Class L Common Stock" means the Class L Common Stock, $.001 par value per share, of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

     "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board.

     "Common Stock" means the common stock of the Company, including without limitation the Class A-1 Common Stock and the Class L Common Stock.

     "Fair Market Value" of any share of Common Stock as of any date means the fair market value of such share of Common Stock as of such date, as determined in good faith by the Committee based on the consolidated results of operations, financial condition and future prospects of the Company and such other factors as the Committee may deem appropriate or, in the event that the Common Stock is listed on a national securities exchange or traded in the NASDAQ National Market System, the average of the closing sales prices of such Common Stock for the ten trading days preceding the date of determination. Fair Market Value shall be determined without regard to any restriction on transferability of any share of Common Stock other than any such restriction which by its terms will never lapse.

     "Option Shares" means any Common Stock purchased pursuant to Options which Common Stock is not, pursuant to the terms of the written agreement embodying such Options, Restricted Stock.

     "Participant" means any executive or other key employee of the Company or any Subsidiary who has been selected to participate in the Plan by the Committee or the Board.

     "Restricted Stock" shall mean Common Stock purchased pursuant to Options, which Common Stock is subject to restrictions under the Plan requiring that such stock be redelivered to the Company if specified conditions are not satisfied. The conditions to be satisfied in connection with any Restricted Stock, the terms on which such stock must be redelivered to the Company, and all other terms shall be determined by the Committee.

     "Sale of the Company" means the acquisition of a majority or more of the outstanding voting securities of the Company by any person or "group" (as that term is used in Regulation 13D under the Securities Exchange Act of 1934) other than the stockholders of the Company as of the date hereof and their respective affiliates.

     "Subsidiary" means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of the Company.

                                 ARTICLE III

                                Administration

     The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee acting in good faith shall have the sole and complete authority to: (i) select Participants, (ii) grant stock purchase options ("Options") to Participants in such forms and amounts as it shall determine,
(iii) impose such limitations, restrictions and conditions upon such Options and/or shares of Common Stock issued upon exercise thereof as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted under the Plan and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.

                                  ARTICLE IV

                             Limitation on Shares

     The number of shares of Common Stock with respect to which Options may be granted under the Plan shall not exceed 165,000 shares of Class A-1 Common Stock and 4,000 shares of Class L Common Stock, respectively, subject to adjustment in accordance with paragraph 6.5 herein. To the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock or to the extent that Restricted Stock or Option Shares are repurchased by the Company, such shares of Common Stock shall again be available under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares of a combination thereof, as the Committee shall determine.

                                   ARTICLE V

                                    Awards

     5.1. Grant of Options.  The Committee may grant Options to Participants
          ----------------
from time to time in accordance with this Article V. Options granted under the Plan may be nonqualified stock options or "incentive stock options" within the meaning of Section 422 of the Code or any successor provision, as specified by the Committee; provided, however, that no Option intended as an incentive stock option shall so qualify unless such Option satisfies all of the requirements of
Section 422 of the Code. Options shall have a term not to exceed ten years from the date of grant as specified by the Committee, and shall be exercisable at such time or times as the Committee shall determine.

     5.2. Exercise Procedure.
          ------------------

          (a)  Time and Manner of Exercise.  Unless the Committee expressly
               ---------------------------
provides otherwise, an Option will not be deemed to have been exercised until the Company receives a written notice of exercise (in form acceptable to the Committee) signed by the appropriate person and accompanied by payment in full of the applicable exercise price.

          (b)  Payment of Exercise Price.  Payment of such exercise price may be
               -------------------------
made (i) in cash (including check, bank draft or money order), (ii) at the discretion of the Committee, by delivery of a full recourse promissory note bearing interest at a rate not less than the applicable federal rate determined pursuant to Section 1274 of the Code as of the date of purchase or exercise (a "Note"), (iii) in shares of Common Stock valued at their Fair Market Value as of the date of exercise, or (iv) a combination of the foregoing.

     5.3. Conditions and Limitations on Exercise.  At the discretion of the
          --------------------------------------
Committee, Options may be made exercisable, in one or more installments, upon
(i) the happenings of certain events, (ii) the passage of a specified period of time, (iii) the fulfillment of certain conditions, or (iv) the achievement by the Company or any Subsidiary of certain performance goals. As a condition to the exercise of any Options, the Participant shall agree to be bound by the Stockholders Agreement dated July 30, 1999 among the Company, EMSIcon Investments, LLC and the other equity security holders of the Company, with the shares issued under the Options constituting "Management Shares" for purposes of such Stockholders Agreement. In the event of a Sale of the Company, the Committee may provide, in its discretion, that the outstanding Options shall become immediately exercisable and/or that such Options shall terminate if not exercised as of the date of the Sale of the Company or any other designated date or that such Options shall thereafter represent only the right to receive the excess of the consideration per share of Common Stock offered in such Sale of the Company over the exercise price of such Options.

     5.4. Expiration of Options.
          ---------------------

          (a) Normal Expiration.  In no event shall any part of any Option be
              -----------------
exercisable after the tenth anniversary of the date of grant or earlier stated date of expiration thereof.

          (b) Early Expiration Upon Termination of Employment.  Except as
              -----------------------------------------------
otherwise provided by the Committee at the time of grant of such Options, upon termination for any reason of a Participant's employment by the Company and its Subsidiaries

              (i) all Options or portions thereof held by such Participant that are not vested and exercisable on the date of such termination shall expire and be forfeited as of such date and all vested Options held by such Participant shall expire to the extent not exercised within 90 days following the date of such termination or, in the case of termination due to the Participant's death or disability, within one year following the date of such termination. Notwithstanding the foregoing, in the event of termination of a Participant's employment by the Company for Cause, all Options held by such Participant (whether or not vested) shall expire on the date of such termination;

              (ii) all Restricted Stock held by the Participant at the time of such termination must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant, provided that except in the event the reason for such termination is the death of the Participant, the Participant shall deliver a duly executed stock power at such time) in consideration of the payment by the Company of an amount equal to the applicable Exercise Price for each share of Restricted Stock and will be deemed for all purposes to have been so transferred when the Company has tendered such payment.

     5.5. Repurchase Rights.  In the event of termination of a Participant's
          -----------------
employment with the Company and its subsidiaries for any reason, the Company shall have the right, exercisable by delivery of written notice to the Participant within 90 days after the date of such termination, to repurchase all or any portion of the Restricted Stock as to which restrictions have lapsed, the Option Shares and vested Options then held by such Participant at a repurchase price in cash equal to Fair Market Value (over the applicable per-share Exercise Price in the case of vested Options) or, in the case of termination of the Participant's employment for Cause, at a repurchase price equal to the applicable Exercise Price. The closing of such repurchase shall occur within 30 days after delivery of the Company's notice of exercise.

                                  ARTICLE VI

                              General Provisions

     6.1. Written Agreement. Each Option granted hereunder shall be embodied in
          -----------------
a written agreement in substantially the form attached hereto (with such modifications thereto as may be approved by the Committee) which shall be signed by the Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein.

     6.2. Listing, Registration and Legal Compliance.  If at any time the
          ------------------------------------------
Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section

16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such
Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 20 days' prior written notice to the holders thereof.

     6.3. Options Not Transferable.  Options may not be transferred other than
          ------------------------
by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or his or her legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder to such Participant may be made only by the executor or administrator of such Participant's estate or the person or persons to whom such Participant's rights under the Option will pass by will or the laws of descent and distribution.

     6.4. Withholding of Taxes.  The Company may, if necessary or desirable,
          --------------------
withhold from any amounts due and payable by the Company to any Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any issuance or exercise of Options granted under the Plan to such Participant, and the Company may defer such issuance or exercise unless indemnified to its satisfaction against the payment of any such amount.

     6.5. Adjustments.  In the event of a reorganization, recapitalization,
          -----------
merger in which there is no Sale of the Company, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Committee shall, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable. In the event of any stock split or reverse stock split effected in connection with the initial public offering and sale of Common Stock for cash pursuant to an effective registration statement Form S-1 (or any successor form) under the Securities Act of 1933, as in effect from time to time, if any adjustment of the number of shares covered by any outstanding Option pursuant to the immediately preceding sentence results in such Option becoming exercisable for a fractional number of shares, the number of shares issuable upon exercise of such Option shall be rounded to the nearest number of whole shares.

     6.6. Rights of Participants.  Nothing in the Plan shall interfere with or
          ----------------------
limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

     6.7. Amendment, Suspension and Termination of Plan. The Committee may
          ---------------------------------------------
suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Committee may deem advisable provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as provided below. No Options shall be granted hereunder after the tenth anniversary of the approval of the Plan by the stockholders of the Company.

     6.8.  Amendment of Outstanding Options.  The Committee may amend or modify
           --------------------------------
any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that, except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

     6.9.  Indemnification.  In addition to such other rights of indemnification
           ---------------
as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Committee member shall be entitled to the indemnification rights set forth in this paragraph 6.9 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

     6.10. Restrictive Legend.
           ------------------

           (a) All stock certificates representing Common Stock issued pursuant to an Option shall, unless otherwise determined by the Company, have affixed thereto a legend substantially in the following form, in addition to any other legend required by the Stockholders Agreement:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED."

           (b) All stock certificates representing Restricted Stock shall, unless otherwise determined by the Company, have affixed thereto a legend substantially in the following form, in addition to any other legend required by the Stockholders Agreement or any Pledge Agreement:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES AND ARE SUBJECT TO FORFEITURE UNDER CERTAIN PROVISIONS OF THAT CERTAIN SMTC
     (HTM) 1998 EQUITY INCENTIVE PLAN OF THE COMPANY AND THAT CERTAIN GRANT OF STOCK OPTION AGREEMENT DATED JULY 30, 1999 BETWEEN THE COMPANY AND ______________________, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY."

     6.11. Governing Law.  All questions concerning the construction,
           -------------
interpretation and validity of this Plan shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Plan, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

                               SMTC CORPORATION
                                 635 HOOD ROAD
                       MARKHAM, ONTARIO, CANADA, L3R 4N6


As of September 30, 1999

[Participant's Name]
[Business Address]

Re:  Grant of Stock Purchase Options

Dear [Participant]:

SMTC Corporation, a Delaware corporation (the "Company"), is pleased to advise
                                               -------
you that you have been granted options under the Amended and Restated SMTC (HTM) 1998 Equity Incentive Plan (the "Plan") as provided below (the "Agreement").
                                 ----                           ---------
Capitalized terms used and not defined herein have the meaning set forth in the Plan (copy attached).

1.   Option Terms.
     ------------

     (a) Grant.  On the terms and subject to the conditions of this Agreement,
         -----
you hereby are granted an option to purchase up to ___________ shares of the Company's Class A-1 Common Stock, $.001 par value (the "Option Shares"), at an
                                                        -------------
exercise price of $19.6792 per share (the "Exercise Price") (the "Option").
                                           --------------         ------
Your Option will expire at the close of business on September 30, 2009 (the "Expiration Date"), subject to earlier expiration in connection with the
 ---------------
termination of your employment as provided below. The Option is intended to be a nonqualified option.

     (b) Vesting. Your Option will be exercisable only to the extent it has
         -------
vested. The Option will be vested with respect to 25% of your total Option Shares on each of the first, second and third anniversaries of September 30, 1999, and will become 100% vested on September 30, 2003, in each case if and only if you have been continuously employed by the Company and/or its subsidiaries from the date of the Agreement through such dates; provided, however, that in the event of a Sale of the Company during the term of your employment with the Company and/or its subsidiaries, your Option will automatically become 100% vested. In connection with any Sale of the Company, the Company may provide on not less than 20 days' notice to you that any portion of your Option which has not been exercised prior to or in connection with the Sale of the Company will be forfeited. In lieu of requiring such exercise, the Company may provide for the cancellation of your Option in exchange for payment equal to the excess (if any) of the consideration per share of the Option Shares receivable in connection with such Sale of the Company over the Exercise Price.

     (c) Termination of Options.  In no event shall any part of your Option be
         ----------------------
exercisable after the Expiration Date set forth in paragraph 1(a). If your employment with the Company and/or subsidiaries is terminated by the Company for Cause, all of your Option not previously exercised shall expire and be forfeited whether or not vested. If your employment with the Company and/or its subsidiaries terminates for any other reason, that portion of your Option that is not vested and exercisable on the date of termination of your employment shall expire and be forfeited, and the portion of your Option that is vested and exercisable on the date of such termination shall expire, to the extent not theretofore exercised, 90 days following such date of termination.

2.   Procedure for Purchase or Exercise.
     ----------------------------------

     (a) You may exercise all or any portion of your Option in any of the methods described in Section 5.2 of the Plan, including the delivery of a full recourse promissory note in form and substance satisfactory to the Company for the product of the Exercise Price multiplied by the number of Option Shares that you elect to purchase and a pledge agreement, executed by you, pledging your Option Shares as collateral for the full recourse promissory note.

     (b) As a condition to any exercise of your Option, you agree to be bound by the provisions of the Stockholders Agreement dated July 30, 1999 among the Company and the stockholders signatory thereto, with the Option Shares constituting "Management Stock" as defined therein. In addition, you will permit the Company to deliver to you all financial and other information regarding the Company that the Company deems necessary to enable you to make an informed investment decision, and you will make all customary investment representations which the Company requires.

3.   Securities Law Restrictions.  You represent that when you exercise your
     ---------------------------
Option you will be purchasing the Common Stock covered thereby for your own account and not on behalf of others. You may not sell, transfer or dispose of any Common Stock issued or purchased pursuant to this Agreement (except pursuant to an effective registration statement under the Securities Act of 1933) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company that registration under the Securities Act or any applicable state securities laws is not required in connection with such transfer. You further understand that the certificates for any Common Stock you purchase will bear such legends as are required by the Plan or as the Company deems necessary or desirable. In connection with an IPO, you agree to execute a customary "holdback" agreement (not to exceed 180 days) in the form requested by the underwriters for such offering.

4.   Restriction on Transfer.  Your Option and Option Shares are personal to you
     -----------------------
and are not transferable by you other than by will or the laws of descent and distribution. During your lifetime, only you (or your guardian or legal representative) may exercise your Option. In the event of your death, your Option may be exercised only by the executor or administrator of your estate or the person or persons to whom your rights under the Option shall pass by will or the laws of intestate succession. Your Option Shares are subject to certain repurchase rights set forth in the Plan.

5.   Conformity with Plan.  Your Option is intended to conform in all respects
     --------------------
with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, you acknowledge your receipt of this Agreement and the Plan and agree to be bound by all of the terms of this Agreement and the Plan.

6.   Rights of Participants.  Nothing in this Agreement shall interfere with or
     ----------------------
limit in any way the right of the Company and/or its subsidiaries to terminate your employment at any time (with or without Cause), or confer upon you any right to continue in the employ of the Company and/or its subsidiaries for any period of time or to continue to receive your current (or other) rate of compensation. Nothing in this Agreement shall confer upon you any right to be selected to receive additional options under the Plan.

7.   Withholding of Taxes.  The Company may, if necessary or desirable, withhold
     --------------------
from any amounts due and payable by the Company to you (or secure payment from you in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to the issuance or exercise of your Option, and the Company may defer such issuance, exercise or conversion unless indemnified by you to its satisfaction against the payment of any such amount.

8.   Adjustments.  In the event of a reorganization, recapitalization, merger in
     -----------
which there is no Sale of the Company, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Company may, in order to prevent the dilution or enlargement of rights under your Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by your Option and the Exercise Price specified herein as may be determined to be appropriate and equitable. In the event of any stock split or reverse stock split effected in connection with the initial public offering and sale of Common Stock for cash pursuant to an effective registration statement on Form S-1 (or any successor form) under the Securities Act of 1933, as in effect from time to time, if any adjustment of the number of shares covered by your Option pursuant to the immediately preceding sentence results in your Option becoming exercisable for a fractional number of shares, the number of shares issuable upon exercise of your Option shall be rounded to the nearest number of whole shares.

9.   Entire Agreement.  This Agreement and the documents referenced herein
     ----------------
constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto.

                                    *******

Please execute a copy of this Agreement in the space below and return it to the Company's Secretary at its executive offices to confirm your understanding and acceptance of the agreements contained in the Agreement.


                                    Very Truly Yours,

                                    SMTC Corporation



                                    By____________________
                                    Name:
                                    Title:



The undersigned hereby acknowledges that he or she has read this Agreement and the Plan and hereby agrees to be bound by all provisions set forth herein and therein.



                                    [Participant]


                                    ________________________


Dated as of:  September 30, 1999